Exhibit 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Mountain Province Diamonds Inc. (the "Company") on Form 20-F for the year ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick C. Evans, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2006

/s/ Patrick C. Evans
Name: Patrick C. Evans
Title: President and Chief Executive Officer